Exhibit 10.1

FIRST AMENDMENT AND ACKNOWLEDGEMENT

This FIRST AMENDMENT AND ACKNOWLEDGEMENT (this “Amendment”), dated as of February 6, 2015, is entered into among APOLLO Medical Holdings, Inc., a Delaware corporation (“Company”), NNA of Nevada, Inc., a Nevada corporation (“Purchaser”), WARREN HOSSEINION, M.D. and ADRIAN VAZQUEZ, M.D..

RECITALS

A. Reference is made to the Investment Agreement, dated as of March 28, 2014, between the Company and the Purchaser (the “Investment Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Investment Agreement and in the Registration Rights Agreement, the Convertible Note and the Warrants (as such terms are defined in the Investment Agreement), as applicable.

B. The Company (i) is required to file the Initial Registration Statement on or prior to the Filing Deadline pursuant to Section 2(a) of the Registration Rights Agreement and (ii) is prohibited from preparing and filing with the Commission a registration statement relating to an offering for its own account as set forth in Section 6(b) of the Registration Rights Agreement.

C. The Company has requested the Purchaser to waive the requirements described in paragraph B above so that the Company can file a registration statement relating to the consummation of an offering exclusively for its own account for a sale that will occur by May 29, 2015 (the “Company Sale”).

D. The Purchaser has agreed to provide such waivers to allow for the Company Sale without first requiring the Initial Registration Statement to be filed on or prior to the Filing Deadline based upon the terms and subject to the conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT

1.1 Section 1 of the Registration Rights Agreement is hereby amended by inserting in appropriate alphabetical order the following definitions:

“Company Sale” shall have the meaning set forth in the Preamble of the First Amendment.

“First Amendment” means the First Amendment and Acknowledgement, dated as of February 6, 2015, among the Company, the Purchaser, Warren Hosseinion, M.D. and Adrian Vazquez, M.D.

1.2 The definition of “Effectiveness Target” set forth in Section 1 of the Registration Rights Agreement is hereby amended by replacing the reference to “540th” with “630th”.

1.3 The definition of “Filing Deadline” set forth in Section 1 of the Registration Rights Agreement is hereby amended by replacing the reference to “365th” with “455th”; provided, however, if the Company Sale shall occur then the Filing Deadline shall mean:

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 125th calendar day following the date of the Company Sale, provided, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

1.4 Section 6(b) of the Registration Rights Agreement is hereby amended by replacing the word “The” at the beginning of the first sentence thereof with the phrase “Except with respect to the Company Sale, the”.

ARTICLE II

AMENDMENTS TO THE Investment AGreement, the WARRANTS and THE CONVERTIBLE NOTE

2.1 Section 1.1 of the Investment Agreement is hereby amended by inserting in appropriate alphabetical order the following definitions:

“Company Sale” shall have the meaning set forth in the Preamble of the First Amendment.

“First Amendment” means the First Amendment and Acknowledgement, dated as of February 6, 2015, among the Company, the Purchaser, Warren Hosseinion, M.D. and Adrian Vazquez, M.D.

2.2 The Investment Agreement, the Warrants and the Convertible Note are hereby amended, as applicable, so that the defined terms of “Exempt Issuance”, “Qualified IPO” and “Company’s Next Financing”, wherever so used or referred to, shall be amended by inserting the following phrases:

(a) “; provided that in no event shall an Exempt Issuance or a Qualified IPO be deemed to include the Company Sale” at the end of the definitions of “Exempt Issuance” and “Qualified IPO”; and

(b) “; provided that in no event shall the Company’s Next Financing be deemed to include the Company Sale” at the end of the definition of “Company’s Next Financing”.

ARTICLE III

ACKNOWLEDGEMENT

Each of Warren Hosseinion, M.D. and Adrian Vazquez, M.D. acknowledge that the terms and conditions of the Shareholders’ Agreement, dated as of March 28, 2014, to which they are a party, together with the Purchaser and the Company, remain in full force and effect, including without limitation the tag along rights of the Purchaser set forth in Section 3 thereof. This acknowledgement and confirmation of Warren Hosseinion, M.D. and Adrian Vazquez, M.D. is made and delivered to induce the Purchaser to enter into this Amendment, and Warren Hosseinion, M.D. and Adrian Vazquez, M.D. acknowledges that the Purchaser would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Amendment, including without limitation the amendments set forth in Articles I and II, shall become effective on the date (such date being referred to as the “Effective Date”) when the Purchaser, the Company, Warren Hosseinion, M.D. and Adrian Vazquez, M.D. shall have executed and delivered to each other counterparts of this Amendment.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to Purchaser that (i) this Amendment has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, and (ii) no Default or Event of Default has occurred and is continuing under the Convertible Note or the Credit Documents.

ARTICLE VI

ACKNOWLEDGEMENT AND CONFIRMATION OF THE COMPANY

The Company hereby confirms and agrees that, after giving effect to this Amendment, the Registration Rights Agreement, the Investment Agreement, the Warrants, the Convertible Note and the other Transaction Documents remain in full force and effect and enforceable against the Company in accordance with its respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, other than as amended by this Amendment, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, any rights of the Purchaser in any of the Transaction Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. The Company represents and warrants to Purchaser that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Investment Agreement or the other Transaction Documents, or if the Company has any such claims, counterclaims, offsets, or defenses to the Investment Agreement or any other Transaction Document the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment.

In addition to the foregoing, the Company agrees to deliver to Purchaser, concurrently upon filing with the Commission, any registration statement (together with any related prospectus or prospectus supplement) in connection with the Company Sale, including any amendments and supplements to any such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

This acknowledgement and confirmation of the Company is made and delivered to induce the Purchaser to enter into this Amendment, and the Company acknowledges that the Purchaser would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VII

Purchaser Waiver

The Purchaser hereby waives its rights to participate pursuant to Section 6.3 of the Investment Agreement in the Company Sale and waives any notice requirements of the Company that are set forth in Section 6.3(b) of the Investment Agreement with respect to the Company Sale.

ARTICLE VIII

MISCELLANEOUS

8.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

8.2 Full Force and Effect. Except as expressly amended hereby, the Investment Agreement and the other Transaction Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Investment Agreement or any other Transaction Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Investment Agreement or such other applicable Transaction Document after giving effect to this Amendment. Any reference to the Investment Agreement or any of the other Transaction Documents shall refer to the Investment Agreement and the applicable Transaction Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Investment Agreement or any other Transaction Document except as expressly set forth herein. This Amendment shall constitute a Transaction Document.

8.3 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

8.4 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

8.5 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

8.6 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Company:

APOLLO medical holdings, inc.

By:	/s/ Warren Hosseinion
Name:	Warren Hosseinion
Title:	CEO

Purchaser:

NNA OF NEVADA, INC.

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Vice President & Treasurer

WARREN HOSSEINION, M.D.

/s/ Warren Hosseinion

ADRIAN VAZQUEZ, M.D.

/s/ Adrian Vazuez